May 19, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                               KeySpan Corporation
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                                      (N/A)
                                      -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________













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


The following communication is being distributed to all KeySpan Corporation ("KeySpan") and National Grid employees:

Integration Update                  National Grid             KeySpan


Volume I Issue VI                                              May 2006
May 19, 2006


National Grid-KeySpan Integration Sub Teams Announced

The National Grid-KeySpan Integration Team is happy to announce the sub teams and their leads for each functional area. Each sub team will play a vital role in driving the integration process forward toward our Day One target date of December 31, 2006. Although the regulatory approval and stakeholder consultation processes may take longer, the Team is targeting the December 31 date for operational planning purposes. Even though the transaction may not be formally complete by that date, the integration implementation plan will be in place for execution when the deal closes.

The structure of the sub teams is based on dividing the workload for the current task of mapping how each company operates today. Later in the summer, the Integration Team and senior management will determine where the various business units will reside in the new organizational structure for the combined company. Some sub teams - such as Gas Operations - will begin adding New England Gas employees to their rosters as soon as possible in order to consider all current work practices. As the sub teams begin their work, you may see them out and about at various sites where they plan to hold some informal informational sessions. Watch for more information in future Integration Updates.







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




                       FINANCE & ACCOUNTING SUBTEAM LEADS
                            MARCY REED / MIKE TAUNTON
                            -------------------------

---------------------------------------- ----------------------------- -------------------------------

                 Team                           National Grid                     KeySpan
---------------------------------------- ----------------------------- -------------------------------
General Accounting                               Bill Richer                     Joe Hajjar
---------------------------------------- ----------------------------- -------------------------------
Revenue Accounting                                Mike Jones                    Kevin Leddy
---------------------------------------- ----------------------------- -------------------------------
Plant Accounting                                 John Currie                   Lisa Figliozzi
---------------------------------------- ----------------------------- -------------------------------
Internal Audit                                  Dave Falkowski                  Gary Trezza
---------------------------------------- ----------------------------- -------------------------------
Financial Planning & Performance                  Ron Boches                  George Laskaris
Management
---------------------------------------- ----------------------------- -------------------------------
Tax                                            Michele Adelman                 Susan DeSilva
---------------------------------------- ----------------------------- -------------------------------
Treasury                                          Bob Seega                     Jim Holodak
---------------------------------------- ----------------------------- -------------------------------

                        CORPORATE SERVICES SUBTEAM LEADS
              JOHN SHERMAN / MIKE WALKER (John Reilly temporarily)
              ----------------------------------------------------

-------------------------------------------------- ------------------------- ------------------------------

                      Team                              National Grid                   KeySpan
-------------------------------------------------- ------------------------- ------------------------------
1. Legal                                                John Sherman                 Mike Walker
                                                                                    (John Reilly
                                                                                     temporarily)
-------------------------------------------------- ------------------------- ------------------------------
     Administrative Support                             Rita Carlucci                 Tom Damico
-------------------------------------------------- ------------------------- ------------------------------
     Claims Practice Areas / Risk Management              Joe Weber                 George Argiriou
-------------------------------------------------- ------------------------- ------------------------------
     Corporate / Corporate Finance / Commercial           Greg Hale                   Al Bereche
     Practice Areas
-------------------------------------------------- ------------------------- ------------------------------
     Corporate Secretary                                Tim McAllister               Colleen Meade
-------------------------------------------------- ------------------------- ------------------------------
     Environmental                                      Bill Holzhauer              Donna Riccobono
-------------------------------------------------- ------------------------- ------------------------------
     Human Resources, Labor, Employee Benefits            Margi Katz                  Phil Scott
-------------------------------------------------- ------------------------- ------------------------------
     Litigation                                          John Sherman                 John Reilly
-------------------------------------------------- ------------------------- ------------------------------
     Real Estate                                       Alan Rabinowitz              Donna Riccobono
-------------------------------------------------- ------------------------- ------------------------------
     Records Center                                     Tim McAllister                Tom Damico
-------------------------------------------------- ------------------------- ------------------------------
2. Ethics / Compliance                                   Tom McBride                  Larry Dryer
-------------------------------------------------- ------------------------- ------------------------------
3. Corporate Communications                               Ed Powers                    Pam Adamo
-------------------------------------------------- ------------------------- ------------------------------
4. Governmental Affairs                                  Joe Newman                  Al Wiltshire
-------------------------------------------------- ------------------------- ------------------------------
5. Regulatory Affairs & Legal Practice                   Rob Hoagland                 Anna Chacko
                                                         Steve Tasker              Jennifer Feinstein
-------------------------------------------------- ------------------------- ------------------------------

                          GAS OPERATIONS SUBTEAM LEADS
                              JIM HOWE / BILL AKLEY
                              ---------------------

---------------------------------------- ---------------------------- ---------------------------- ------------------

                 Team                           National Grid                   KeySpan                 NE Gas
---------------------------------------- ---------------------------- ---------------------------- ------------------
Asset Management                               Gary Panebianco                Chris Cole/                 TBD
                                                                            John Stavrakas/
                                                                             Ross Turrini
---------------------------------------- ---------------------------- ---------------------------- ------------------
System Operation & Control                       Tom Gilbert                   Dan Saad                   TBD
---------------------------------------- ---------------------------- ---------------------------- ------------------
Field Operations                                 Stan Falise                 Bob DeMarinis                TBD
---------------------------------------- ---------------------------- ---------------------------- ------------------
Meter Services                                   John Flint                   Tom Bennett                 TBD
---------------------------------------- ---------------------------- ---------------------------- ------------------
Dispatching                                      Don Dufault                 Kass Geraghty                TBD
---------------------------------------- ---------------------------- ---------------------------- ------------------
Emergency Planning & Response                  Dave Zielinski                Kass Geraghty                TBD
---------------------------------------- ---------------------------- ---------------------------- ------------------
IT Systems                                     Dave Zielinski                  Tim Small                  TBD
---------------------------------------- ---------------------------- ---------------------------- ------------------
Data/Project Support                             John Millen                 Dave Doxsee/                 TBD
                                                                             Lisa Gentile
---------------------------------------- ---------------------------- ---------------------------- ------------------




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



                           ELECTRIC T&D SUBTEAM LEADS
                             CLEM NADEAU / PAT HOGAN
                             -----------------------

-------------------------------------------- ----------------------------------- ----------------------------

                   Team                                National Grid                       KeySpan
-------------------------------------------- ----------------------------------- ----------------------------
Electric Distribution Planning,                         John Gonynor                     Lou DeBrino
Engineering & Design
-------------------------------------------- ----------------------------------- ----------------------------
Substation Engineering, Construction &                   Don Angell                    Mark Baranello
Maintenance
-------------------------------------------- ----------------------------------- ----------------------------
Field Operations                                        Jim Letcher                      Tom Beisner
-------------------------------------------- ----------------------------------- ----------------------------
Asset Management                                        Jim Letcher                     John Bruckner
-------------------------------------------- ----------------------------------- ----------------------------
Distribution Operations (Regional Control,              Don Dufault                     Mike Sullivan
Dispatch & Trouble Center)                               John Flint
-------------------------------------------- ----------------------------------- ----------------------------
Relay & Protection                                       Bryan Gwyn                       Ron Clare
                                                        Jim Letcher
-------------------------------------------- ----------------------------------- ----------------------------
Vegetation Management                                   Craig Allen                    Larry Ferrandiz
                                                        Tom Sullivan
-------------------------------------------- ----------------------------------- ----------------------------
Third Party Attachments                                  Joe Snyder                     John Bruckner
-------------------------------------------- ----------------------------------- ----------------------------
Storm & Emergency Planning                               Al Chieco                      Mike Sullivan
-------------------------------------------- ----------------------------------- ----------------------------
Transmission Planning                                   Tom Gentile                       Curt Dahl
                                                        Jerry Ancona
-------------------------------------------- ----------------------------------- ----------------------------
Bulk System Control / Energy Mgmt                       Joe Farella                      Don Wilkes
-------------------------------------------- ----------------------------------- ----------------------------
Transmission Contracts, Data Exchange &               Herb Schrayshuen                    Curt Dahl
Billing                                                 Sue Hodgson
-------------------------------------------- ----------------------------------- ----------------------------
Transmission Line Engineering,                          Mark Browne                      Tom Beisner
Construction & Maintenance
-------------------------------------------- ----------------------------------- ----------------------------
R&D                                                     Marc Mahoney                  Diane Blankenhorn
-------------------------------------------- ----------------------------------- ----------------------------
Support                                                 Joe Krisiak
-------------------------------------------- ----------------------------------- ----------------------------





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



                    GENERATION & ENERGY SUPPLY SUBTEAM LEADS
                            LEE KLOSOWSKI / RICH RAPP
                            -------------------------

   ------------------------------------------- -------------------------------- ----------------------------

                      Team                              National Grid                     KeySpan
   ------------------------------------------- -------------------------------- ----------------------------
   Gas Supply Planning                                  Lee Klosowski                   Liz Arangio
                                                                                        Terry Kain
   ------------------------------------------- -------------------------------- ----------------------------
   Gas Transactions & Portfolio Optimization             Bruce Garcy                    Terry Kain
                                                                                        Liz Arangio
   ------------------------------------------- -------------------------------- ----------------------------
   Electric Supply Acquisition & Planning                Mike Hager                   John Schroeder
                                                         Wes Yeomans
   ------------------------------------------- -------------------------------- ----------------------------
   Electric Transactions (Unregulated)                   Mike Hager                     Terry Kain
                                                         Wes Yeomans                     Jim Cross
   ------------------------------------------- -------------------------------- ----------------------------
   Generation Operations                                 Mike Hager                    Doug Crocker
                                                         Wes Yeomans
   ------------------------------------------- -------------------------------- ----------------------------
   Asset Investment Strategy & Valuation                Lee Klosowski                   Terry Kain
                                                                                         Jim Cross
   ------------------------------------------- -------------------------------- ----------------------------
   Customer Choice Program Mgmt                         James Dillon                    Liz Arangio
                                                                                      John Sutherland
   ------------------------------------------- -------------------------------- ----------------------------
   Middle Office                                     Al Smithling (Risk)              Jim Cross/Scott
                                                                                    Vonderheide (Risk)
   ------------------------------------------- -------------------------------- ----------------------------





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



                          HUMAN RESOURCES SUBTEAM LEADS
                            BILL DOWD / BILL BOLLBACH
                            -------------------------

     ------------------------------- ------------------------------------------ -------------------------------

                  Team                             National Grid                           KeySpan
     ------------------------------- ------------------------------------------ -------------------------------
     Benefits                                     Suzette Moreau                        Maureen Heaphy
     ------------------------------- ------------------------------------------ -------------------------------
     Compensation                                   Tim Barrett                          Lori Santoro
     ------------------------------- ------------------------------------------ -------------------------------
     Labor Relations                               Tim Rosbrook                            Tom Ryan
                                                   Raymond Reyes                        Bob Greenbaum
     ------------------------------- ------------------------------------------ -------------------------------
     HR Business Partners                         Jeannie Herbert                         Mark Smith
     ------------------------------- ------------------------------------------ -------------------------------
     Recruiting                                   Sandy Willette                       Beverly Esposito
     ------------------------------- ------------------------------------------ -------------------------------
     Organizational Development                     David Walsh                         Andy Worsnopp
     ------------------------------- ------------------------------------------ -------------------------------
     Diversity                                     Sean Driscoll                         Jane Risley
     ------------------------------- ------------------------------------------ -------------------------------
     Employee Services                            Matthew Powers                         Pat Michels
     ------------------------------- ------------------------------------------ -------------------------------

                          SHARED SERVICES SUBTEAM LEADS
                           MIKE KYLE / COLEEN CERIELLO
                           ---------------------------

---------------------------------------- ------------------------------- ----------------------------------

               Sub Team                          National Grid                        KeySpan
---------------------------------------- ------------------------------- ----------------------------------
Procurement                                      John A McGraw                   William Portuese
---------------------------------------- ------------------------------- ----------------------------------
Inventory and Materials Management               Robert E Pohl                   Lawrence O'Rourke
---------------------------------------- ------------------------------- ----------------------------------
Warehousing and Material Logistics               Robert E Pohl                      Jane Cavlin
---------------------------------------- ------------------------------- ----------------------------------
Accounts Payable                                  Steven Bixby                    Kimberly Leitch
---------------------------------------- ------------------------------- ----------------------------------
Investment Recovery                              Thomas Centore
---------------------------------------- ------------------------------- ----------------------------------
Facilities                                        Nancy H Sala                      Mary Genoy
                                                  Robert Lambe                 Pasquale DiSilvestro
---------------------------------------- ------------------------------- ----------------------------------
Real Estate & Property                          James Zuccolotto                    Helen Duffy
---------------------------------------- ------------------------------- ----------------------------------
System Support Services                            Bill Jones                           TBD
---------------------------------------- ------------------------------- ----------------------------------
UK Shared Services                               Dave Pretyman
---------------------------------------- ------------------------------- ----------------------------------
Fleet                                           Thomas E Rogers                 William Hilbrunner
---------------------------------------- ------------------------------- ----------------------------------
Environmental & Safety                          Joseph M Kwasnik                   Robert Teetz
                                                William Balestra                  Lawrence Liebs
---------------------------------------- ------------------------------- ----------------------------------
Corporate Security                              Craig Masterson                    Earl Anderson
                                               Charlie Henderson                  Kenneth Mackin
---------------------------------------- ------------------------------- ----------------------------------
Health and Safety                                James J Murphy                   William Fibkins
---------------------------------------- ------------------------------- ----------------------------------
Technical Training                             Robert F Dischner                  William Fibkins
                                                 Robert Ellis
---------------------------------------- ------------------------------- ----------------------------------




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



                      INFORMATION TECHNOLOGY SUBTEAM LEADS
                         BOB LORKIEWICZ / FRANK LAROCCA
                         ------------------------------

---------------------------------------- ------------------------------- --------------------------------

                 Team                            National Grid                       KeySpan
---------------------------------------- ------------------------------- --------------------------------
Sub-Team Facilitation                           Carole Connolly                    Jane Judge
---------------------------------------- ------------------------------- --------------------------------
Application Development                           Brian Detota                     Jane Judge
---------------------------------------- ------------------------------- --------------------------------
Operations/Infrastructure                          Dave Davis                      Don Stahlin
---------------------------------------- ------------------------------- --------------------------------
Finance / Budgeting                               Mike Shliapa                     Bill Kearns
---------------------------------------- ------------------------------- --------------------------------
PMO                                                 Tom Gill                       Bill Kearns
---------------------------------------- ------------------------------- --------------------------------
(Cyber) Security                                Brian Betterton                    Pat Darienzo
---------------------------------------- ------------------------------- --------------------------------
Strategy, Architecture & Planning                  Ron Krantz                       Joe Nogan
---------------------------------------- ------------------------------- --------------------------------
IT Process                                          Tom Gill                       Jane Judge
---------------------------------------- ------------------------------- --------------------------------
Contracts & Asset Management                       Ken Boduch                      Bill Kearns
---------------------------------------- ------------------------------- --------------------------------






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



                   CUSTOMER SERVICE & MARKETING SUBTEAM LEADS
                             TONY PINI / RICK MURPHY
                             -----------------------

---------------------------------------- ------------------------------- ----------------------------------

                 Team                            National Grid                        KeySpan
---------------------------------------- ------------------------------- ----------------------------------
Contact Centers                              Marilyn Flint-Jacques                 Heidi Swanson
---------------------------------------- ------------------------------- ----------------------------------
Billing and Retail/                               Jeff Dailey                      Lenny Jordan
Customer Choice
---------------------------------------- ------------------------------- ----------------------------------
Credit & Collections                               Gary Grant                      Mike Courtien
                                                                                 Jimmy Gong (P/T)
---------------------------------------- ------------------------------- ----------------------------------
Metering Services                                  John Flint                    Tom Bennett (Gas)
                                                                              Jim Biggers (Electric)
---------------------------------------- ------------------------------- ----------------------------------
Marketing                                          Ray Penge                         Joe Rende
                                               Alicia Dicks (P/T)
---------------------------------------- ------------------------------- ----------------------------------
Sales & Account Management                       Bill Flaherty                     Dan Dessanti
---------------------------------------- ------------------------------- ----------------------------------
Energy/Demand Side Management                      Tim Stout                       Bruce Johnson
---------------------------------------- ------------------------------- ----------------------------------
Customer Strategy                                 Don McMaster                      Rudy Wynter
---------------------------------------- ------------------------------- ----------------------------------
HVAC Sales & Service Business                      Ray Penge                        Joe Marazzo
---------------------------------------- ------------------------------- ----------------------------------


YOU Can Help

Every employee - whether directly involved with an integration team or not - can help with the creation of our future combined company. If you have any ideas, recommendations, feedback or questions, please contact us through the Integration Hotlines at 1-800-523-1044 (National Grid) or 1-888-698-4397 (KeySpan); or via e-mail at IntegrationQuestions@us.ngrid.com or IntegrationQuestions@keyspanenergy.com.




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




Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. We filed a preliminary proxy statement with the SEC on April 28, 2006. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http:/www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's Annual Report on Form 10-K (filed with the SEC on February 28, 2006), Quarterly Report on Form 10-Q for the period ended March 31, 2006, KeySpan's preliminary proxy statement (filed with the SEC on April 28, 2006) and will be set forth in the definitive proxy statement relating to the acquisition when it becomes available.






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